[SHIP]
                          [THE VANGUARD GROUP(R) LOGO]

                           VANGUARD(R) WINDSOR II FUND
              SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 21, 2003

IMPORTANT CHANGE TO VANGUARD WINDSOR II FUND

NEW MANAGER JOINS INVESTMENT ADVISORY TEAM
The board of trustees of Vanguard Windsor II Fund has added Hotchkis & Wiley to the Fund's investment advisory team. The Fund's multimanager arrangement now includes five advisers, each of which independently selects and maintains a portfolio of common stocks for the Fund. Hotchkis & Wiley's portfolio was established with assets from the Fund's cash position and a small portion of the other advisers' portfolios. The Fund's board of trustees designates the proportion of Fund assets to be managed by each adviser and may change these proportions at any time.

INVESTMENT OBJECTIVE
The Fund's investment objective will not change.

FEES AND EXPENSES
The Fund's current expense ratios (0.43% for Investor Shares and 0.32% for Admiral Shares) are not expected to change as a result of the addition of Hotchkis & Wiley to the advisory team.

PROSPECTUS TEXT CHANGES
In the indicated sections of the prospectus, the following text changes are made:

In the "Fund Profile" section, under the "Additional Information" heading, the following text is added as the third line under "Investment Advisers":

- Hotchkis and Wiley Capital Management, LLC, Los Angeles, Calif., since 2003

In the "More on the Fund: Security Selection" section, the following text is added before the paragraph about Tukman Capital Management, Inc.:

Hotchkis and Wiley Capital Management, LLC (Hotchkis & Wiley), which manages about 5% of the Fund's assets, invests mainly in large-cap common stocks with value-oriented characteristics. The adviser follows a disciplined investment approach, focusing on such investment parameters as a company's tangible assets, sustainable cash flow, and potential for improving business performance.

                                                                   (over please)

In the "Investment Advisers" section, the following text is added before the paragraph regarding Tukman Capital Management, Inc.:

- Hotchkis & Wiley Capital Management, LLC, 725 South Figueroa Street, 39th Floor, Los Angeles, CA 90017-5439, is an investment advisory firm founded in 1980. As of October 31, 2003, Hotchkis & Wiley managed about $7 billion in assets.

In the "Investment Advisers" section, the following text replaces the paragraph following the bulleted list of advisers:

The Fund pays four of its investment advisers--Barrow, Hanley; Equinox; Hotchkis & Wiley; and Tukman--on a quarterly basis. For each adviser, the quarterly fee is based on certain annual percentage rates applied to average month-end net assets managed by the adviser over the period. In addition, the quarterly fees paid to each adviser are increased or decreased based upon the adviser's performance in comparison with a benchmark index. For these purposes, the cumulative total return of each adviser's portion of the Fund over a trailing 36-month period (a 60-month period in the case of Hotchkis & Wiley) is compared with that of the Standard & Poor's 500/Barra Value Index (for Barrow, Hanley), the Russell 1000 Value Index (for Equinox), the Morgan Stanley Capital International (MSCI) US Investable Market 2500 Index (for Hotchkis & Wiley), and the S&P 500 Index (for Tukman) over the same period. Vanguard provides advisory services to the Fund on an at-cost basis. Please consult the Fund's Statement of Additional Information for more information about the Fund's investment advisory arrangements.

Also in the "Investment Advisers" section, the following text is added at the end of the final paragraph:

Vanguard may also recommend to the board of trustees that an adviser be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised.

In the Plain Talk(R) titled "The Fund's Advisers," the following text is added after the text about Daniel L. Grossman:

George H. Davis, Jr., Chief Executive Officer and Portfolio Manager of Hotchkis & Wiley. He has worked in investment management since 1983; has been with Hotchkis & Wiley since 1988; and has managed the Fund since 2003. Education:
B.A. and M.B.A., Stanford University.

Sheldon J. Lieberman, Principal and Portfolio Manager of Hotchkis & Wiley. He has worked in investment management since 1986; has been with Hotchkis & Wiley since 1994; and has managed the Fund since 2003. Education: B.A., University of California Los Angeles; M.B.A., California State University Northridge.



(C)2003 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                       PSA73  122003

                                     [SHIP]
                          [THE VANGUARD GROUP(R) LOGO]

                          VANGUARD(R) WINDSOR(TM) FUNDS

 SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 21, 2003

                  IMPORTANT CHANGE TO VANGUARD WINDSOR II FUND


NEW MANAGER JOINS INVESTMENT ADVISORY TEAM


The board of trustees of Vanguard Windsor II Fund has added Hotchkis and Wiley Capital Management, LLC (Hotchkis & Wiley), to the Fund's investment advisory team. The Fund's multimanager arrangement now includes five advisers, each of which independently selects and maintains a portfolio of common stocks for the Fund. Hotchkis & Wiley's portfolio was established with assets from the Fund's cash position and a small portion of the other advisers' portfolios. The Fund's board of trustees designates the proportion of Fund assets to be managed by each adviser and may change these proportions at any time.


STATEMENT OF ADDITIONAL INFORMATION TEXT CHANGES

In the "Investment Advisory Services" section, the following text changes are made:

The first sentence in the text regarding the Windsor II Fund is replaced with the following:

Vanguard Windsor II Fund employs a multimanager approach utilizing five investment advisers, each of which discharges its responsibilities subject to the supervision and oversight of the officers and trustees of the Fund.

In addition, the following text is added before the segment regarding Tukman Capital Management, Inc.

HOTCHKIS AND WILEY CAPITAL MANAGEMENT, LLC

Vanguard Windsor II Fund has entered into an investment advisory agreement with Hotchkis and Wiley Capital Management, LLC (Hotchkis & Wiley), to manage a portion of the Fund's assets. Hotchkis and Wiley is a Delaware limited liability company, the primary members of which are HWCap Holdings, a limited liability company whose members are employees of Hotchkis & Wiley, and Stephens-H&W, a limited liability company whose primary member is Stephens Group Inc., which is a diversified holding company.

The Windsor II Fund pays Hotchkis & Wiley a basic fee at the end of each fiscal quarter. The basic fee is calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the portion of Vanguard Windsor II Fund's assets managed by Hotchkis & Wiley (the H&W Portfolio), and dividing the result by four:

NET ASSETS            ANNUAL RATE
----------            -----------
First $1.5 billion         0.150%
Next $3.5 billion          0.125%
Over $5 billion            0.100%

The basic fee, as provided above, will be increased or decreased by the amount of a performance fee adjustment. The performance fee adjustment will be calculated as a percentage of the basic fee and will change proportionately with the investment performance of the H&W Portfolio relative to the investment performance of the MSCI US Investable Market 2500 Index (the Index) for the 60-month period ending with the applicable quarter.

                                                                     (continued)

The performance fee adjustment applies as follows:

CUMULATIVE 60-MONTH                                           PERFORMANCE FEE
PERFORMANCE VERSUS THE INDEX                                       ADJUSTMENT
----------------------------                                       ----------
Trails by more than -15%                                                 -50%
Trails by -15% up to and including 0%         Linear decrease from -50% to 0%
Exceeds by more than 0% up to and including
 +15%                                         Linear increase from 0% to +50%
Exceeds by more than +15%                                                +50%

The investment performance of the H&W Portfolio for any period is expressed as a percentage of the "H&W Portfolio Unit Value" at the beginning of such period. The percentage is equal to the sum of: (1) the change in the H&W Portfolio Unit Value during such period; (2) the unit value of Vanguard Windsor II Fund's cash distributions from the H&W Portfolio's net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (3) the unit value of capital gains taxes paid or accrued during such period by Vanguard Windsor II Fund for undistributed realized long-term capital gains realized from the H&W Portfolio.

The H&W Portfolio Unit Value will be determined by dividing the total net assets of the H&W Portfolio by a given number of units. On the initial date of the agreement, the number of units in the H&W Portfolio was equal to the total shares outstanding of Vanguard Windsor II Fund. After the initial date, as assets are added to or withdrawn from the H&W Portfolio, the number of units of the H&W Portfolio will be adjusted based on the unit value of the H&W Portfolio on the day such changes are executed.

The investment record of the Index for any period, expressed as a percentage of the Index level at the beginning of the period, will be the sum of (1) the change in the level of the Index during such period, and (2) the value, computed consistently with the Index, of cash distributions having an ex-dividend date occurring within such period made by companies whose securities make up the Index. For this purpose, cash distributions on the securities that make up the Index will be treated as reinvested in the Index, at least as frequently as the end of each calendar quarter following the payment of the dividend. The calculation will be gross of applicable costs and expenses, and consistent with the methodology used by Morgan Stanley Capital International Inc.

I. THE FOLLOWING EXAMPLE SERVES AS A GUIDE FOR THE CALCULATION OF THE ADJUSTED FEE.

Assume the adjusted fee for the fiscal quarter ending January 31, 2009, is being calculated, the transition rules (described below) are not in effect, and the month-end net assets of the H&W Portfolio over the rolling 60-month period applicable to the quarter are as follows:

                       MONTH-END NET ASSETS OF H&W PORTFOLIO ($ MILLION)
                       -------------------------------------------------
          JAN.   FEB.   MAR.  APRIL    MAY   JUNE   JULY   AUG.  SEPT.   OCT.   NOV.   DEC.
          ----   ----   ----  -----    ---   ----   ----   ----  -----   ----   ----   ----
2004            1,001  1,002  1,003  1,004  1,005  1,006  1,007  1,008  1,009  1,010  1,011
2005     1,012  1,013  1,014  1,015  1,016  1,017  1,018  1,019  1,020  1,021  1,022  1,023
2006     1,024  1,025  1,026  1,027  1,028  1,029  1,030  1,031  1,032  1,033  1,034  1,035
2007     1,036  1,037  1,038  1,039  1,040  1,041  1,042  1,043  1,044  1,045  1,046  1,047
2008     1,048  1,049  1,050  1,051  1,052  1,053  1,054  1,055  1,056  1,057  1,058  1,059
2009     1,060

Also, assume the cumulative performance of the H&W Portfolio over the rolling 60-month period applicable to the quarter is +17.5%, and the cumulative performance of the Index over the period is +10.0%. Thus, the excess return of the H&W Portfolio over the applicable period is +7.5%. The adjusted fee payable by the Fund to the adviser for the quarter ending January 31, 2009, would be $493,734.38, calculated as follows:

 1. A BASE FEE OF $397,125.00, WHICH IS CALCULATED AS FOLLOWS. The average month-end net assets of the H&W Portfolio over the quarter ending January 31, 2009 ($1,059,000,000), are multiplied by the annual percentage rate (0.15%), and divided by four. Therefore, the base fee is equal to:

                             BASE FEE = (A X B) / 4

                                                                     (continued)

 Where:

          a   = average month-end net assets over the quarter ending January
                31, 2009, calculated as follows: ($1,058,000,000 +
                $1,059,000,000 + $1,060,000,000) / 3 = $1,059,000,000
          b   = annual percentage rate applied to average month-end
                net assets = 0.15%

             Base Fee = ($1,059,000,000 X 0.15%) / 4 = $397,125.00


 2. A PERFORMANCE ADJUSTMENT OF +$96,609.38, WHICH IS CALCULATED AS FOLLOWS. The average month-end net assets of the H&W Portfolio over the rolling 60-month period applicable to the quarter ending January 31, 2009, are $1,030,500,000. The excess return of the H&W Portfolio (+17.5%) over the Index (+10.0%) over such period is +7.5%. An excess return of +7.5%, when applied to the performance adjustment schedule, corresponds to an adjustment percentage of +25%, calculated as follows:

                      ADJUSTMENT PERCENTAGE = [(C / D) X E]

 Where:

          c = excess return over the performance period = +7.5% d = maximum excess return for appropriate performance range = +15.0% e = maximum adjustment percentage for appropriate performance range = +50%

             Adjustment Percentage = [(7.5% / 15.0%) x 50%] = +25%

           THEREFORE, THE PERFORMANCE ADJUSTMENT = [(F X G) X H] / 4

 Where:

          f   = adjustment percentage = +25%
          g   = annual percentage rate applied to average month-end net
                assets = 0.15%
          h   = average month-end net assets for the 60 months ended January 31,
                2009 = $1,030,500,000

  Performance Adjustment = [(25% x 0.15%) x $1,030,500,000] / 4 = +$96,609.38

 3. AN ADJUSTED FEE OF $493,734.38, WHICH IS CALCULATED AS FOLLOWS:

                              ADJUSTED FEE = I + J

 Where:

          i   = base fee = $397,125.00
          j   = performance adjustment = $96,609.38

             Adjusted Fee = $397,125.00 + $96,609.38 = $493,734.38

 4. CERTAIN CONVENTIONS. In practice, calculations will be extended to the eighth decimal point. Performance differences between the H&W Portfolio and the Index are treated in a symmetric manner, as in the example.

II. THE PERFORMANCE ADJUSTMENT WILL NOT BE FULLY INCORPORATED INTO THE DETERMINATION OF THE ADJUSTED FEE UNTIL THE FISCAL QUARTER ENDED JANUARY 31, 2009. Until that date, the following transition rules will apply:

 1. DECEMBER 1, 2003, THROUGH OCTOBER 31, 2004. The adjusted fee will be deemed to equal the base fee. No performance adjustment will apply to the calculation of the adjusted fee during this period.

 2. NOVEMBER 1, 2004, THROUGH JANUARY 31, 2009. Beginning November 1, 2004, the performance adjustment will take effect on a progressive basis with regard to the number of months elapsed between January 31, 2004, and the end of the quarter for which the adjusted fee is being computed. During this period, the base fee for purposes of calculating the performance adjustment will be computed using the average month-end net assets of the H&W Portfolio, as determined for a period commencing February 1, 2004, and ending as of the end of the applicable quarter of the Fund. During this period, the performance adjustment will be calculated using the cumulative performance of the H&W

                                                                     (continued)

Portfolio and the Index for a period commencing February 1, 2004, and ending as of the end of the applicable fiscal quarter of the Fund. For these purposes, the endpoints and the size of the range over which a positive or negative adjustment percentage applies and the corresponding maximum adjusted percentage will be multiplied by a time-elapsed fraction. The fraction will equal the number of months elapsed since January 31, 2004, divided by 60.

 3. ON AND AFTER JANUARY 31, 2009. The adjusted fee will be equal to the base fee plus the performance adjustment.

III. THE FOLLOWING EXAMPLE SERVES AS A GUIDE FOR THE CALCULATION OF THE ADJUSTED FEE DURING THE TRANSITION PERIOD.

Assume that the adviser's compensation is being calculated for the fiscal quarter ended July 31, 2006, and the month-end net assets of the H&W Portfolio over the 30-month period applicable to such fiscal quarter are as follows:

                        MONTH-END NET ASSETS OF H&W PORTFOLIO ($ MILLION)
                        -------------------------------------------------
          JAN.   FEB.   MAR.  APRIL    MAY   JUNE   JULY   AUG.  SEPT.   OCT.   NOV.   DEC.
          ----   ----   ----  -----    ---   ----   ----   ----  -----   ----   ----   ----
2004            1,001  1,002  1,003  1,004  1,005  1,006  1,007  1,008  1,009  1,010  1,011
2005     1,012  1,013  1,014  1,015  1,016  1,017  1,018  1,019  1,020  1,021  1,022  1,023
2006     1,024  1,025  1,026  1,027  1,028  1,029  1,030

Also, assume the cumulative performance of the H&W Portfolio over the 30-month period applicable to the July 31, 2006, quarter is +10.75%, and the cumulative performance of the Index over such period is +7.0%. Thus, the excess return of the H&W Portfolio over the applicable period is +3.75%. The adjusted fee payable by the Fund to the adviser for the fiscal quarter ending July 31, 2006, would be $433,476.56, calculated as follows:

 1. A BASE FEE OF $385,875.00, WHICH IS CALCULATED AS FOLLOWS. The average month-end net assets of the H&W Portfolio over the fiscal quarter ending July 31, 2006 ($1,029,000,000), are multiplied by the annual percentage rate (0.15%), and divided by four. Therefore, the base fee is equal to:

                             BASE FEE = (A X B) / 4

 Where:

          a   = average month-end net assets over the quarter ending July 31,
                2006, calculated as follows: ($1,028,000,000 + $1,029,000,000
                + $1,030,000,000) / 3 = $1,029,000,000
          b   = annual percentage rate applied to average month-end
                net assets = 0.15%

             Base Fee = ($1,029,000,000 X 0.15%) / 4 = $385,875.00

 2. A PERFORMANCE ADJUSTMENT OF +$47,601.56, WHICH IS CALCULATED AS FOLLOWS. The average month-end net assets of the H&W Portfolio over the performance period (February 1, 2004, to July 31, 2006) are $1,015,500,000. The excess return of the H&W Portfolio (+10.75%) over the Index (+7.0%) over such period is +3.75%. An excess return of +3.75%, when applied to the performance adjustment schedule, corresponds to an adjustment percentage of +12.5%, calculated as follows:

                      ADJUSTMENT PERCENTAGE = [(C / D) X K]

 Where:

          c   = percentage amount by which the performance of the H&W
                Portfolio has exceeded the Index = +3.75%
          d   = size of the adjusted range, determined as follows: adjusted range = [(e / f) x g] to [(e / f) x h] = [(30 / 60) x +15.0%] to
                [(30 / 60) x 0.0%] = (+7.5% to 0.0%)
              e    = number of months elapsed from January 31, 2004, to July
                     31, 2006 = 30
              f    = number of months in full rolling performance
                     period = 60
              g    = maximum excess return for appropriate performance range =
                     +15.0%
              h    = minimum excess return for appropriate performance range
                     = 0.0%

                                                                     (continued)
          k   = maximum adjustment percentage for the transition period, which is determined as follows: maximum adjustment percentage
                = [(e / f) x j] = [(30 / 60) x 50%)] = +25%
              e    = number of months elapsed from January 31, 2004, to July
                     31, 2006 = 30
              f    = number of months in full rolling performance period = 60
              j    = maximum adjustment percentage for the appropriate
                     performance range = +50%

            Adjustment Percentage = [(3.75% / 7.50%) x 25%] = +12.5%

      THEREFORE, THE PERFORMANCE ADJUSTMENT IS EQUAL TO [(L X M) X N] / 4

 Where:

          l   = adjustment percentage = +12.5%
          m   = annual percentage rate applied to average month-end
                net assets = 0.15%
          n   = average month-end net assets for the transition period
                ended July 31, 2006 = $1,015,500,000

 Performance Adjustment = [(12.5% x 0.15%) x $1,015,500,000] / 4 = +$47,601.56

 3. AN ADJUSTED FEE OF $433,476.56, WHICH IS CALCULATED AS FOLLOWS:

                             ADJUSTED FEE = (O + P)

 Where:

          o   = base fee = $385,875.00
          p   = performance adjustment = $47,601.56

             Adjusted Fee = $385,875.00 + $47,601.56 = $433,476.56

 4. CERTAIN CONVENTIONS. In practice, calculations will be extended to the eighth decimal point. Performance differences between the H&W Portfolio and the Index are treated in a symmetric manner, as in the example.

Under "Board Review of Investment Advisory Arrangements," the following text replaces similar text:

Based upon its most recent evaluation of each Fund's investment staff, the portfolio management process, the short- and long-term performance results, the current external advisory arrangements for the Funds, and the at-cost internalized management arrangement for the Windsor II Fund, the board determined that it would be in the best interests of each Fund's shareholders to renew the existing investment advisory agreements for the Funds, to continue the internalized management arrangement for the Windsor II Fund, and to hire Hotchkis & Wiley as part of the Windsor II Fund's multimanager structure to provide active investment management services as part of the Fund's primary investment program. In considering whether to approve the advisory agreement with Hotchkis & Wiley:

- The board reviewed Hotchkis & Wiley's short-term and long-term performance for similar investment mandates.

- The board decided that the advisory fee to be paid by the Fund was reasonable based on the average advisory fee for the Fund's Lipper peer group.

- The board evaluated Hotchkis & Wiley's investment staff and portfolio management process and concluded that, under all the circumstances and based on its informed business judgment, the most appropriate course of action in the best interests of the Fund and its shareholders was to hire Hotchkis & Wiley as part of the Fund's multimanager structure to provide active investment management services, and to approve the agreement with Hotchkis & Wiley.




(C)2003 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                        BSA22 122003